UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 12, 2005




                           DRAGON PHARMACEUTICAL INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Florida                        0-27937                65-0142474
           -------                        -------                ----------
State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

       1055 Hastings Street, Suite 1900
         Vancouver, British Columbia                   V6E 2E9
         ----------------------------                  -------
(Address of Principal Executive Offices)             (Zip Code)


                                 (604) 669-8817
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant
-------------------------------------------------------

     Dragon Pharmaceutical Inc. (the "Registrant") was informed that its independent registered public accounting firm of Moore Stephens Ellis Foster Ltd. ("Moore Stephens"), merged with and into Ernst & Young LLP on May 5, 2005. On July 10, 2005, the Registrant's board of directors formally approved the engagement of Ernst & Young as the Registrant's independent registered public accounting firm for 2005. On July 12, 2005, the former Moore Stephens representative who is now associated with Ernst & Young informed the Registrant that the merger of Moore Stephens into Ernst & Young on May 5, 2005, effectively constituted their resignation as the Registrant's independent accountant responsible for auditing its financial statements, and that effective as of such date, Moore Stephens no longer acted as the Registrant's independent registered public accountant. Therefore, effective on May 5, 2005, Ernst & Young LLP, the successor firm to Moore Stephens, was engaged as the independent registered public accounting firm of the Registrant.

     Moore Stephens' report on the Registrant's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the period covered by the report of Moore Stephens and up to the effective date of resignation, the Registrant had no disagreements with Moore Stephens, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens, would have caused Moore Stephens to make reference to the subject matter of the disagreement in connection with its reports.

     During the Registrant's previous two fiscal years and up to the effective date of resignation, the Registrant did not consult with Ernst & Young regarding any of the items described under Item 304(a)(1)(iv)(B), Item 304(a)(2) or Item 304(b) of Regulation S-B.

     The Registrant has provided Moore Stephens with a copy of this report. Attached as Exhibit 16.1 is a copy of a letter from Moore Stephens agreeing with the statements made in this report.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

The following exhibits are furnished as part of this report:

          Exhibit 16.1 - Letter from Moore Stephens Ellis Foster Ltd.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DRAGON PHARMACEUTICAL INC.,
                                                 a Florida Corporation


Dated:  July 12, 2005                            /s/ Maggie Deng
                                                 -------------------------------
                                                 Maggie Deng
                                                 Chief Operating Officer